UNITED STATES OF AMERICA
BEFORE THE
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C.

Written Agreement by and among CAPITOL BANCORP, LTD. Lansing, Michigan CAPITOL BANCORP, LTD. SECOND-TIER BANK HOLDING COMPANIES and FEDERAL RESERVE BANK OF CHICAGO Chicago, Illinois	Docket No. 09-106-WA/RB-HC

WHEREAS, Capitol Bancorp, Ltd., Lansing, Michigan ("Capitol Bancorp") is a registered multi-bank holding company that owns and controls nine second-tier bank holding companies, Michigan Commerce Bancorp Limited, Capitol Development Bancorp Limited III, Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V, Capitol Development Limited Bancorp VI, Capitol Development Bancorp Limited VII, Capitol Bancorp Colorado Limited, Capitol Bancorp Colorado Ltd. II, and Capitol Bancorp Colorado Ltd. III (collectively, "Second-Tier BHCs"); other nonbank subsidiaries ("Nonbank Subsidiaries"); and Michigan Commerce Bank, Ann Arbor, Michigan (the "Bank"), a state nonmember bank; and other insured depository institutions (collectively, "Subsidiary Depository Institutions");

WHEREAS, in recognition of their common goal to maintain the financial soundness of Capitol Bancorp and the Second-Tier BHCs, Capitol Bancorp, the Second-Tier BHCs, and the

Federal Reserve Bank of Chicago (the "Reserve Bank") have mutually agreed to enter into this Written Agreement (the "Agreement"); and

WHEREAS, on September 8 and 9, 2009, the boards of directors of Capitol Bancorp and the Second-Tier BHCs, at duly constituted meetings, adopted resolutions authorizing and directing the respective chief executive officer of each to enter into this Agreement on behalf of Capitol Bancorp and the Second-Tier BHCs, and consenting to compliance with each and every applicable provision of this Agreement by Capitol Bancorp, the Second-Tier BHCs, and their institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the "FDI Act") (12 U.S.C. §§ 1813(u) and 1818(b)(3)).

NOW, THEREFORE, Capitol Bancorp, the Second-Tier BHCs, and the Reserve Bank agree as follows:

Dividends and Distributions

1. (a) Capitol Bancorp and the Second-Tier BHCs shall not declare or pay any dividends, including, but not limited to, cash dividends or dividends in-kind, without the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation (the "Director") of the Board of Governors of the Federal Reserve System (the "Board of Governors").

(b) Capitol Bancorp shall not directly or indirectly take dividends or any other form of payment representing a reduction in capital from the Bank without the prior written approval of the Reserve Bank.

(c) Capitol Bancorp and the Second-Tier BHCs shall not, without the prior written approval of the Reserve Bank, take dividends or any other form of payment representing a reduction in capital from any of the Subsidiary Depository Institutions that, during the term of

this Agreement, is subject to any restriction by the institution's federal or state regulator that limits the payment of dividends or other intercorporate payments.

(d) Capitol Bancorp, the Second-Tier BHCs, and the Nonbank Subsidiaries shall not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities without the prior written approval of the Reserve Bank and the Director.

(e) All requests for prior approval shall be received by the Reserve Bank at least 30 days prior to the proposed dividend declaration or other payment date, proposed distribution on subordinated debentures, and required notice of deferral on trust preferred securities. All requests shall contain, at a minimum, current and projected information on Capitol Bancorp's, and, as applicable, any of the Second-Tier BHCs' capital, earnings, cash flow, and allowance for loan and lease losses ("ALLL"); the capital, asset quality, earnings, and ALLL for any of the Subsidiary Depository Institutions from which a payment is to be received; and identification of the sources of funds for the proposed payment or distribution. For requests to declare or pay dividends, Capitol Bancorp and, as applicable, any Second-Tier BHCs must also demonstrate that the requested declaration or payment of dividends is consistent with the Board of Governors' Policy Statement on the Payment of Cash Dividends by State Member Banks and Bank Holding Companies, dated November 14, 1985 (Federal Reserve Regulatory Service, 4-877 at page 4-323).

Debt and Stock Redemption

2. (a) Capitol Bancorp, the Second-Tier BHCs, and the Nonbank Subsidiaries shall not, directly or indirectly, incur, increase, or guarantee any debt without the prior written approval of the Reserve Bank. All requests for prior written approval shall contain, but not be

limited to, a statement regarding the purpose of the debt, the terms of the debt, and the planned source(s) for debt repayment, and an analysis of the cash flow resources available to meet such debt repayment.

(b) Capitol Bancorp, the Second-Tier BHCs, and the Nonbank Subsidiaries shall not, without the prior written approval of the Reserve Bank, directly or indirectly, purchase or redeem: (i) any shares of their own stock; or (ii) any shares of the stock of Capitol Bancorp, the Second-Tier BHCs, the Nonbank Subsidiaries, or any of the Subsidiary Banks that are held by shareholders.

Capital Plan

3. Within 60 days of this Agreement, Capitol Bancorp shall submit to the Reserve Bank an acceptable written plan to maintain sufficient capital at Capitol Bancorp, on a consolidated basis, and at the Bank, as a separate legal entity on a stand-alone basis. The plan shall, at a minimum, address, consider, and include:

(a) The consolidated organization's and the Bank's current and future capital requirements, including compliance with the Capital Adequacy Guidelines for Bank Holding Companies: Risk-Based Measure and Tier 1 Leverage Measure, Appendices A and D of Regulation Y of the Board of Governors (12 C.F.R. Part 225, App. A and D) and the applicable capital adequacy guidelines for the Bank issued by the institution's federal regulator;

(b) the adequacy of the Bank's capital, taking into account the volume of classified credits, concentrations of credit, ALLL, current and projected asset growth, and projected retained earnings;

(c) the source and timing of additional funds necessary to fulfill the consolidated organization's and the Bank's future capital requirements;

(d) supervisory requests for additional capital at the Bank or the requirements of any supervisory action imposed on the Bank by its federal or state regulator; and

(e) the requirements of section 225.4(a) of Regulation Y of the Board of Governors (12 C.F.R. § 225.4(a)) that Capitol Bancorp serve as a source of strength to the Bank.

4. (a) Capitol Bancorp shall notify the Reserve Bank, in writing, no more than 30 days after the end of any quarter in which Capitol Bancorp's consolidated capital ratios or the Bank's capital ratios (total risk-based, tier 1 risk-based, or leverage) fall below the approved capital plan's minimum ratios. Together with the notification, Capitol Bancorp shall submit an acceptable written plan that details the steps Capitol Bancorp will take to increase its and/or the Bank's capital ratios above the approved capital plan's minimums.

(b) Capitol Bancorp shall notify the Reserve Bank, in writing, no more than 30 days after the end of any quarter in which the capital ratios (total risk-based, tier 1 risk-based, or leverage) of any of the other Subsidiary Depository Institutions fall below the minimum ratios required by the institution's federal or state regulator. Together with the notification, Capitol Bancorp shall submit an acceptable written plan that details the steps Capitol Bancorp will take to increase such institution's capital ratios above the required minimums.

Allowance for Loan and Lease Losses

5. (a) Within 60 days of this Agreement, Capitol Bancorp shall review and revise its ALLL methodology for loans held by Capitol Bancorp, consistent with relevant supervisory guidance, including the Interagency Policy Statements on the Allowance for Loan and Lease Losses, dated July 2, 2001 (SR 01-17 (Sup)) and December 13, 2006 (SR 06-17) and the findings and recommendations regarding the ALLL set forth in the report of the inspection of Capitol Bancorp conducted by the Reserve Bank that was completed on March 12, 2009 (the

"Report of Inspection"). Capitol Bancorp shall submit a description of the revised methodology to the Reserve Bank upon adoption.

(b) Within 60 days of this Agreement, Capitol Bancorp shall submit to the Reserve Bank an acceptable written program for maintenance of an adequate ALLL for loans held by Capitol Bancorp. The program shall include policies and procedures to ensure adherence to the ALLL methodology and provide for periodic reviews and updates to the ALLL methodology, as appropriate. The program shall also provide for a review of the ALLL by the board of directors on at least a quarterly calendar basis. Any deficiency found in the ALLL shall be remedied in the quarter it is discovered, prior to the filing of any required regulatory reports, by additional provisions. The board of directors shall maintain written documentation of its review, including the factors considered and conclusions reached by in determining the adequacy of the ALLL. During the term of this Agreement, Capitol Bancorp shall submit to the Reserve Bank, within 30 days after the end of each calendar quarter, a written report regarding the board of directors' quarterly review of the ALLL and a description of any changes to the methodology used in determining the amount of ALLL for that quarter.

Intercorporate Transactions

6. (a) Capitol Bancorp shall take all necessary actions to ensure that each of its Subsidiary Depository Institutions complies with sections 23A and 23B of the Federal Reserve Act (12 U.S.C. §§ 371c and 371c-1) and Regulation W of the Board of Governors (12 C.F.R. Part 223) in all transactions: (i) between any of the Subsidiary Depository Institutions; and (ii) between any of the Subsidiary Depository Institutions and their affiliates, including ,but not limited to, Capitol Bancorp, the Second-Tier BHCs, and the Nonbank Subsidiaries.

(b) Capitol Bancorp, the Second-Tier BHCs, and the Nonbank Subsidiaries shall not cause any of the Subsidiary Depository Institutions to violate any provision of sections 23A and 23B of the Federal Reserve Act or Regulation W of the Board of Governors.

7. As of the date of this Agreement, Capitol Bancorp, the Second-Tier BHCs, and the Nonbank Subsidiaries shall not: (i) increase any fee currently charged to any of the Subsidiary Depository Institutions; or (ii) impose, levy or, in any other manner, charge any of the Subsidiary Depository Institutions any new fees without the prior written approval of the Reserve Bank. All requests for prior approval shall be received by the Reserve Bank at least 30 days prior to the proposed effective date of the change and shall be accompanied by documentation adequate to provide the Reserve Bank with the details of each proposed increase or new fee, including a description of the type of services to be rendered and proposed benefits to the Subsidiary Depository Institutions.

8. In all transactions with the Subsidiary Depository Institutions, Capitol Bancorp, the Second-Tier BHCs, and the Nonbank Subsidiaries shall comply with relevant supervisory guidance, including, but not limited to Board of Governors' guidance on Diversion of Bank Income by Parent BHC, dated March 19, 1979 (SR 79-533).

Risk Management

9. Within 60 days of this Agreement, Capitol Bancorp shall submit to the Reserve Bank an acceptable written plan to enhance the consolidated organization's risk management practices. The plan shall, at a minimum, address, consider, and include:

(a) The adequate identification, monitoring, and management of the risks involved in the consolidated organization's business model and activities on an ongoing basis, including the implementation of mitigation strategies;

(b) measures to periodically review and revise risk exposure limits and adjust current activities in response to changes in market conditions;

(c) a strengthened risk monitoring reporting systems that reports accurate, timely, and appropriate information to management and the board of directors so that risks are managed effectively and deficiencies are corrected in a timely manner; and

(d) measures to address the deficiencies in risk management detailed in the Report of Inspection.

Strategic Plan

10. (a) Within 60 days of this Agreement, Capitol Bancorp shall submit to the Reserve Bank a strategic plan for the remainder of 2009 to improve the consolidated organization's earnings and overall condition. The written plan shall include, but not be limited to:

(i) goals and strategies for improving the consolidated organization's earnings;

(ii) identification of the major areas where, and means by which, the board of directors will seek to improve the consolidated organization's earnings and operating performance; and

(iii) measures to reduce non-essential expenses at Capitol Bancorp, the Second-Tier BHCs, and the Nonbank Subsidiaries.

(b) A strategic plan for each calendar year subsequent to 2009 shall be submitted to the Reserve Bank at least 30 days prior to the beginning of that calendar year.

11. Within 60 days of this Agreement, Capitol Bancorp shall submit to the Reserve Bank a written statement of Capitol Bancorp's planned sources and uses of cash for operating

expenses and other purposes ("Cash Flow Projection") for the remainder of 2009. Capitol Bancorp shall submit to the Reserve Bank a Cash Flow Projection for each calendar year subsequent to 2009 at least one month prior to the beginning of that calendar year.

Compliance with Laws and Regulations

12. (a) In appointing any new director or senior executive officer, or changing the responsibilities of any senior executive officer so that the officer would assume a different senior executive officer position, Capitol Bancorp and the Second-Tier BHCs shall comply with the notice provisions of section 32 of the FDI Act (12 U.S.C. § 1831i) and Subpart H of Regulation Y of the Board of Governors (12 C.F.R. §§ 225.71 *et seq.*).

(b) Capitol Bancorp and the Second-Tier BHCs shall comply with the restrictions on indemnification and severance payments of section 18(k) of the FDI Act (12 U.S.C. § 1828(k)) and Part 359 of the Federal Deposit Insurance Corporation's regulations (12 C.F.R. Part 359).

Progress Reports

13. Within 30 days after the end of each calendar quarter following the date of this Agreement, the board of directors shall submit to the Reserve Bank written progress reports detailing the form and manner of all actions taken to secure compliance with the provisions of this Agreement and the results thereof, and a parent company only balance sheet, income statement, and, as applicable, report of changes in stockholders' equity.

Approval and Implementation of Plans and Program

14. (a) Capitol Bancorp shall submit written plans and a program that are acceptable to the Reserve Bank within the applicable time period set forth in paragraphs 3, 4, 5(b), and 9 of this Agreement.

(b) Within 10 days of approval by the Reserve Bank, Capitol Bancorp shall adopt the approved plans and program. Upon adoption, Capitol Bancorp shall promptly implement the approved plans and program, and thereafter fully comply with them.

(c) During the term of this Agreement, the approved plans and program shall not be amended or rescinded without the prior written approval of the Reserve Bank.

Communications

15. All communications regarding this Agreement shall be sent to:

(a) Douglas Kasl
Vice President
Federal Reserve Bank of Chicago
230 South LaSalle Street
Chicago, Illinois 60604

(b) Cristin K. Reid
Corporate President
Capitol Bancorp, Ltd.
200 Washington Square North
Lansing, Michigan 48933

Miscellaneous

16. Notwithstanding any provision of this Agreement, the Reserve Bank may, in its sole discretion, grant written extensions of time to Capitol Bancorp to comply with any provision of this Agreement.

17. The provisions of this Agreement shall be binding upon Capitol Bancorp, the Second-Tier BHCs, and the Nonbank Subsidiaries and their institution-affiliated parties, in their capacities as such, and their successors and assigns.

18. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated, or suspended in writing by the Reserve Bank.

19. The provisions of this Agreement shall not bar, estop, or otherwise prevent the Board of Governors, the Reserve Bank, or any other federal or state agency from taking any other action affecting Capitol Bancorp, the Second-Tier BHCs, the Nonbank Subsidiaries, the Bank, the other Subsidiary Depository Institutions, or any of their current or former institution-affiliated parties and their successors and assigns.

20. Pursuant to section 50 of the FDI Act (12 U.S.C. § 1831aa), this Agreement is enforceable by the Board of Governors under section 8 of the FDI Act (12 U.S.C. § 1818).

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the _____ day of ______, 2009.

CAPITOL BANCORP, LTD.

By: ____________________

FEDERAL RESERVE BANK OF CHICAGO

By: ____________________

MICHIGAN COMMERCE BANCORP LIMITED

By: ____________________

CAPITOL DEVELOPMENT BANCORP LIMITED III

By: ____________________

CAPITOL DEVELOPMENT BANCORP LIMITED IV

By: ____________________

CAPITOL DEVELOPMENT BANCORP LIMITED V

By: ____________________

CAPITOL DEVELOPMENT BANCORP LIMITED VI

By: ______________________

CAPITOL DEVELOPMENT BANCORP LIMITED VII

By: ______________________

CAPITOL BANCORP COLORADO LTD.

By: ______________________

CAPITOL BANCORP COLORADO LTD. II

By: ______________________

CAPITOL BANCORP COLORADO LTD. III

By: ______________________